EXHIBIT 99.4

THE OFFER AND SALE OF THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THIS NOTE AND ANY SECURITIES ISSUABLE UPON THE CONVERSION HEREOF MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. CERTIFICATES REPRESENTING ANY SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE SHALL INCLUDE A LEGEND TO SIMILAR EFFECT AS THE FOREGOING.

                                  BLUEFLY, INC.

                           CONVERTIBLE PROMISSORY NOTE

$1,936,564
New York, New York                                            July 16, 2003

        FOR VALUE RECEIVED, the undersigned, BLUEFLY, INC., a Delaware corporation (the "Payor" or the "Company"), promises to pay to the order of QUANTUM INDUSTRIAL PARTNERS LDC or its registered assign (the "Payee"), the principal sum of One Million, Nine Hundred Thirty-Six Thousand Five Hundred and Sixty-Four Dollars ($1,936,564) and interest on the outstanding principal balance as set forth herein.

        1.      Interest Rate; Payment.


                (a) The outstanding principal balance of this Convertible Promissory Note (this "Note") shall bear interest at an annual rate equal to 12% per annum, with interest accruing, from and including the date hereof, on a cumulative, compounding basis. Interest shall be computed on the basis of a 365- or 366-day year, as the case may be, and the actual number of days elapsed, and, subject to Section 5, shall be payable only upon repayment of the principal on any Repayment Date (as defined below) in cash.

                (b) The outstanding balance of any amount owed under this Note which is not paid when due shall bear interest at the rate of 2.0% per annum (the "Default Interest") above the rate that would otherwise be in effect under this Note with the Default Interest accruing, from and including such due date, on a cumulative, compounding basis.

                (c) The outstanding principal and all accrued and unpaid interest shall be paid in full no later than January 12, 2004 (the "Maturity Date"), unless repaid earlier pursuant to the provisions of Section 2 (the date of any payment pursuant to Section 2 and the Maturity Date, collectively referred to as a "Repayment Date") or unless converted into Subsequent Round Securities (as defined below) pursuant to
Section 5 on or prior to the Maturity Date. On a Repayment Date, the Payor shall pay the applicable amount of principal and interest in lawful money of the United States of America by wire or bank transfer of immediately available funds to an account designated by the Payee in writing from time to time.

        2.      Prepayment.

                (a)     Mandatory Prepayment.

                        (i) Upon the occurrence of an Event of Default (under Section 3(d) or (e)), the outstanding principal of and all accrued interest on this Note shall be accelerated and shall automatically become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are expressly waived by the Payor, notwithstanding anything contained herein to the contrary.

                        (ii) The Payee shall, at its sole option, have the right to require the Payor to pay the outstanding principal of and all accrued interest on this Note upon the occurrence of any of the following events: (1) an Event of Default under Section 3(a), (b), (c), (f), (g) or (h), (2) the Company entering into an agreement to effectuate any sale or other disposition of all or substantially all of its assets, in one transaction or in a series of transactions, (3) the Company entering into an agreement to effectuate any consolidation or merger into another entity, or (4) any sale of a majority of the outstanding equity of the Company (or any other event that constitutes a Change of Control (as defined below) of the Company), in one transaction or in a series of transactions. Immediately upon the occurrence of either of the events set forth in clauses (1), (2) or (3) above, or immediately upon obtaining knowledge that any person has entered into an agreement to effectuate the event set forth in clause (4) above, the Company shall give written notice of such event to the Payee. "Change of Control" means any "Person" (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or "group" (as defined in Rule 13d-5, promulgated under the Exchange Act) other than Payee and its affiliates or any group that includes Payee and/or its affiliates, becoming the beneficial owner (as determined by Rule 13d-3, promulgated under the Exchange Act), directly or indirectly, of outstanding shares of stock of the Company entitling such Person or Persons to exercise 50% or more of the total votes entitled to be cast at a regular or special meeting, or by action by written consent, of the stockholders of the Company in the election of directors.

                        (iii) Any mandatory prepayment under this Section 2(a) shall include payment of reasonable costs and expenses, if any, of the Payee associated with such prepayment.

                (b) Optional Prepayment. The Company may, at its option, without premium or penalty, upon five (5) days' prior written notice to the Payee, repay the unpaid principal amount of this Note, at any time in whole or from time to time in part, together with interest accrued thereon to the date of prepayment. Any such prepayment shall be applied first to the payment of accrued interest and then to repayment of principal. Upon any partial prepayment of the unpaid principal amount of this Note, the Holder shall make notation on this Note of the portion of the principal so prepaid. No notice of prepayment shall in any way prohibit the Payee from converting this Note pursuant to Section 5.

        3.      Events of Default. An "Event of Default" shall occur if:

                (a) the Payor shall default in the payment of the principal of or interest payable on this Note, when and as the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise and such default with respect to the payment of interest shall continue unremedied for two days;

                (b) the Payor shall fail to observe or perform any covenant or agreement contained in this Note, and such failure shall continue for five business days after Payor receives notice of such failure;

                (c) any representation, warranty, certification or statement made by or on behalf of the Payor in this Note or in any certificate, writing or other document delivered pursuant hereto shall prove to have been incorrect in any material respect when made;

                (d) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking
(A) relief in respect of Payor or of a substantial part of Payor's respective property or assets, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law (any such law, a "Bankruptcy Law"), (B) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for a substantial part of the property or assets of any Payor,
(C) the winding up or liquidation of any Payor; and such proceeding or petition shall continue undismissed for 60 days, or an order or decree approving or ordering any of the foregoing shall be entered;

                (e) the Payor shall (A) voluntarily commence any proceeding or file any petition seeking relief under a Bankruptcy Law, (B) consent to the institution of or the entry of an order for relief against it, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (d), (C) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for a substantial part of the property or assets of the Payor, (D) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (E) make a general assignment for the benefit of creditors, (F) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (G) take any action for the purpose of effecting any of the foregoing;

                (f) one or more judgments or orders for the payment of money in excess of $250,000 in the aggregate shall be rendered against the Payor and such judgment(s) or order(s) shall continue unsatisfied and unstayed for a period of 30 days;

                (g) the Payor shall default in the payment of any principal, interest or premium, or any observance or performance of any covenants or agreements, with respect to indebtedness (excluding trade payables and other indebtedness entered into in the ordinary course of business) in excess of $50,000 in the aggregate for borrowed money or any obligation which is the substantive equivalent thereof and such default shall continue for more than the period of grace, if any, or of any such indebtedness or obligation shall be declared due and payable prior to the stated maturity thereof;

                (h) any material provisions of this Note shall terminate or become void or unenforceable or the Payor shall so assert in writing.

        4.      Subordination.

                (a) Agreement of Subordination. The Payor covenants and agrees, and the Payee likewise covenants and agrees, that (i) to the extent and in the manner hereinafter set forth in this Section 4, the obligations of the Company to pay the principal of and accrued interest on this Note (the "Obligations") are hereby expressly made subordinate and junior in right of payment to the prior payment in full of all amounts owing to, under the Financing Agreement, dated March 30, 2001, as amended (the "Financing Agreement"), by and between the Payor and Rosenthal & Rosenthal, Inc., a New York Corporation, whether outstanding at the date hereof or hereinafter incurred (such indebtedness being hereinafter referred to as the "Senior Indebtedness");
(ii) the subordination is solely for the benefit of any holders of Senior Indebtedness; and (iii) each holder of Senior Indebtedness whether now outstanding or hereinafter created, incurred, assumed or guaranteed shall be deemed to have extended or acquired such Senior Indebtedness in reliance upon the covenants and provisions contained herein.

                (b) Subordination Upon Certain Events. Upon the occurrence of any Event of Default under Sections 3(d) or (e) of this Note:

                        (i) Upon any payment or distribution of assets of the Payor to creditors of the Company, holders of Senior Indebtedness shall be entitled to receive indefeasible payment in full of all obligations with respect to the Senior Indebtedness before the holder of this Note shall be entitled to receive any payment in respect of the Obligations.

                        (ii) Until all Senior Indebtedness is paid in full, any distribution to which the Payee would be entitled but for this Section 4 shall be made to holders of Senior Indebtedness, as their interests may appear, except that the Payee may receive securities that are subordinate to the Senior Indebtedness to at least the same extent as this Note.

                        (iii) For purposes of this Section 4, a distribution may consist of cash, securities or other property, by set-off or otherwise.

                        (iv)    Notwithstanding the foregoing provisions of this
Section 4(b), if payment or delivery by the Company of cash, securities or other property to the Payee is authorized by an order or decree giving effect, and stating in such order or decree that effect is given, to the subordination of this Note to the Senior Indebtedness, and made by a court of competent jurisdiction in a proceeding under any applicable bankruptcy or reorganization law, payment or delivery by the Company of such cash, securities or other property shall be made to the Payee in accordance with such order or decree.

        (c)     Limitation on Payment.

                (i) Upon receipt by the Company and the Payee of a Blockage Notice (as defined below), then unless and until (A) all defaults in the payment of any Senior Indebtedness (the "Senior Defaults") that gave rise to the Blockage Notice shall have been remedied or effectively waived or shall have ceased to exist or (B) the Senior Indebtedness in respect of which such Senior Defaults shall have occurred shall have been paid in full or (C) a notice of acceleration of the maturity of such Senior Indebtedness shall have been transmitted to the Company in respect of such Senior Defaults, no direct or indirect payment (in cash, property, securities or by set-off or otherwise) of or on account of the principal of or interest on this Note or in respect of any redemption, retirement, purchase or other acquisition of this Note shall be made during any period prior to the expiration of the Blockage Period (as defined below); provided, however, that in no event shall the foregoing prevent the Payee from converting this Note into shares of Subsequent Round Securities.

                (ii) For purposes of this Section 4, a "Blockage Notice" is a notice of a Senior Default that in fact has occurred and is continuing, given to the Company and the Payee by any holders of Senior Indebtedness then outstanding (or their authorized agent); provided, however, that no such notice shall be effective as a Blockage Notice if an effective Blockage Notice shall have been given within 360 days prior thereto.

                (iii) For purposes of this Section 4, a "Blockage Period" with respect to a Blockage Notice is the period commencing upon the Company's receipt of such Blockage Notice and having the duration set forth in the particular agreement establishing the Senior Indebtedness to which the Company is a party; provided, that, such Blockage Period is no more than 90 days.

        Notwithstanding the foregoing, the Blockage Period shall be inapplicable or cease to be effective if an Event of Default pursuant to Section 3(d) or (e) shall have occurred. In addition, any Blockage Period shall cease to be effective if at any time during such period (i) substantial assets of the Company are sold or otherwise disposed of outside of the ordinary course of business for less than fair value or (ii) payment or any distribution of any character, whether in cash, securities or other property of the Company shall be made to or received by any creditor on any indebtedness which is on the same level of priority with or junior and subordinate in right of payment to this Note.

        Upon the expiration or termination of any Blockage Period, the Payee shall be entitled to exercise any of its rights with respect to this Note other than any right to accelerate the maturity date of this Note based upon the occurrence of any Event of Default in respect thereto which has been cured or otherwise remedied during the Blockage Period.

                (d) Payments and Distributions Received. If the Payee shall have received any payment from or distribution of assets of the Company in respect of Obligations in contravention of the terms of this Section 4 before all Senior Indebtedness is paid in full, then and in such event such payment or distribution shall be received and held in trust for and shall be paid over or delivered to the holders of Senior Indebtedness to the extent necessary to pay all such Senior Indebtedness in full.

                (e) Proofs of Claim. If, while any Senior Indebtedness is outstanding, any Event of Default under Section 3(d) or (e) of this Note occurs, the Payee shall duly and promptly take such action as any holder of Senior Indebtedness may reasonably request to collect any payment with respect to this Note for the account of the holders of the Senior Indebtedness and to file appropriate claims or proofs of claim in respect of this Note. Upon the failure of the Payee to take any such action, each holder of Senior Indebtedness is hereby irrevocably authorized and empowered (in its own name or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in respect of this Note and to file claims and proofs of claim and take such other action as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Holder with respect to this Note.

                (f) Subrogation. After all amounts payable under or in respect of Senior Indebtedness are paid in full in cash, the Payee shall be subrogated to the rights of holders of Senior Indebtedness to receive payments or distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to the Payee have been applied to the payment of Senior Indebtedness. A distribution made under this Section 4 to a holder of Senior Indebtedness which otherwise would have been made to the Payee is not, as between the Company and the Payee, a payment by the Company on Senior Indebtedness.

                (g) Relative Rights. This Section 4 defines the relative rights of the Payee and the holders of Senior Indebtedness. Nothing in this
Section 4 shall (i) impair, as between the Company and the Payee, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest (including Default Interest) on this Note in accordance with its terms;
(ii) effect the relative rights of the Payee and creditors of the Company other than holders of Senior Indebtedness; (iii) prevent the Payee from exercising its available remedies upon an Event of Default, subject to the rights, if any, under this Section 4 of holders of Senior Indebtedness or (iv) prevent the Payee from exercising its conversion rights under Section 5.

                (h) Subordination May Not Be Impaired by the Company. No right of any holder of any Senior Indebtedness to enforce the subordination of the Obligations evidenced by this Note shall be impaired by any failure by the Company or such holder of Senior Indebtedness to act or by the failure of the Company or such holder to comply with this Note. The provisions of this Section 4 shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by any holder of Senior Indebtedness as a result of the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

                (i) Payments. A payment with respect to principal of or interest on the Obligations shall include, without limitation, payment of principal of and interest on this Note, and any payment on account of mandatory prepayment provisions.

                (j) Section Not to Prevent Events of Default. The failure to make a payment on account of principal of or interest on or other amounts constituting the Obligations by reason of any provision of this Section 4 shall not be construed as preventing the occurrence of an Event of Default under
Section 3.

        5.      Conversion.

                (a) Right to Convert. Subject to the terms and conditions of this Section 5 and to stockholder approval (to the extent, and only to the extent, required by the rules of the Nasdaq SmallCap Market or any other national securities exchange or quotation system upon which the Payor's common stock, par value $0.01 per share ("Common Stock"), may be listed from time to time (for the avoidance of doubt, it being understood that, prior to conversion of this Note, such approval need only be obtained as to the portion or portions, if any, of Subsequent Round Securities that the holder would acquire upon conversion that exceeds the amount that could be acquired without such approval under the rules of the Nasdaq SmallCap Market or any other national securities exchange or quotation system upon which the Common Stock may be listed from time to time)), the Payee shall have the right, at its option, at any time and from time to time, upon the consummation of any Subsequent Round of Financing (as defined below), to convert all or any portion of the principal amount of this Note and any accrued and unpaid interest thereon (collectively, "Note Obligations") into a number of fully paid and nonassessable Subsequent Round Securities (with the most favorable terms received by any investor in such Subsequent Round of Financing) equal to the quotient obtained by dividing the aggregate amount of Note Obligations to be converted by the lowest price per Subsequent Round Security paid by any investor in such Subsequent Round of Financing. Written notice of a Subsequent Round of Financing stating the date on which such Subsequent Round of Financing is expected to become effective and describing the terms and conditions of such Subsequent Round of Financing shall be delivered by the Company to, and received by, the Payee not less than 10 days prior to the consummation of such Subsequent Round of Financing.

                (b) Procedure for Conversion. In order to convert all or any portion of the Note Obligations, the Payee shall (i) surrender this Note, duly endorsed, at the office of the Payor and (ii) simultaneously with such surrender, notify the Payor in writing of its election to convert all or a portion of the Note Obligations, which notice shall specify the amount of principal and interest included in the Note Obligations to be so converted. The date on which the Note is surrendered for conversion is referred to herein as the "Conversion Date." As soon as practicable after the Conversion Date, the Payee shall be entitled to receive a certificate or certificates, registered in such name or names as the Payee may direct, representing the Subsequent Round Securities issuable upon conversion of the applicable Note Obligations, along with a new promissory note, in the same form as this Note, reflecting any Note Obligations that have not been so converted; provided that the Payee shall be treated for all purposes as the record holder of such Subsequent Round Securities as of the Conversion Date. The issuance of Subsequent

Round Securities upon conversion of any Note Obligations shall be made without charge to the Payee for any issuance tax in respect thereof, provided that the Payor shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Payee.

                (c) Reservation of Shares. Payor shall reserve and keep available solely for issuance upon the conversion of Note Obligations such number of shares of Subsequent Round Securities as will from time to time be sufficient to permit the conversion of all outstanding Note Obligations (collectively, the "Conversion Securities"), and, if applicable, shall take all action to increase the authorized number of Subsequent Round Securities if at any time there shall be insufficient authorized but unissued Subsequent Round Securities to permit such reservation or permit the conversion of all outstanding Note Obligations and Subsequent Round Securities. The Payor covenants that all Conversion Securities that shall be so issued shall be duly authorized, validly issued, fully paid and non-assessable by the Payor, not subject to any preemptive rights, and free from any taxes, liens and charges with respect to the issue thereof. The Payor will take all such action as may be necessary to ensure that all such Conversion Securities may be so issued without violation of any applicable law or regulation, or any requirement of any national securities exchange or quotation system upon which the Common Stock may be listed.

                (d) Certain Definitions. For purposes of this Note, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa):

        "Subsequent Round of Financing" means the offer and sale for cash by the Company of its equity securities.

        "Subsequent Round Securities" means the equity securities sold in the Subsequent Round of Financing; provided that, to the extent that two or more types or classes of equity securities are sold as a unit in the Subsequent Round of Financing, "Subsequent Round Securities" shall mean a unit consisting of the same types or classes of equity securities, in the same proportion, as the units sold in the Subsequent Round of Financing.

        6.      Suits for Enforcement.

                (a) Upon the occurrence of any one or more Events of Default, the holder of this Note may proceed to protect and enforce its rights by suit in equity, action at law or by other appropriate proceeding in aid of the exercise of any power granted in this Note, or may proceed to enforce the payment of this Note, or to enforce any other legal or equitable right it may have as a holder of this Note.

                (b) The holder of this Note may direct the time, method and place of conducting any proceeding for any remedy available to itself.

                (c) In case of any Event of Default, the Payor will pay to the holder of this Note such amounts as shall be sufficient to cover the reasonable costs and expenses of such holder due to such Event of Default, including without limitation, costs of collection and reasonable fees, disbursements and other charges of counsel incurred in connection with any action in which the holder prevails.

        7. Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in accordance with the provisions of the Note Purchase Agreement, dated as of the date hereof, by and among the Payor and the investors listed on Schedule 1 thereto.

        8. Successors and Assigns. This Note shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. The Payor may not assign any of its rights or obligations under this Note without the prior written consent of Payee. The Payee may assign all or a portion of their rights or obligations under this Note to an affiliate without the prior written consent of the Payor.

        9.      Amendment and Waiver.

                (a) No failure or delay on the part of the Payor or Payee in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Payor or Payee at law, in equity or otherwise.

                (b) Any amendment, supplement or modification of or to any provision of this Note, any waiver of any provision of this Note and any consent to any departure by the Payor from the terms of any provision of this Note, shall be effective (i) only if it is made or given in writing and signed by the Payor and the Payee and (ii) only in the specific instance and for the specific purpose for which made or given.

        10. Headings. The headings in this Note are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

        11. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

        12. Costs and Expenses. The Payor hereby agrees to pay on demand all reasonable out-of-pocket costs, fees, expenses, disbursements and other charges (including but not limited to the fees, expenses, disbursements and other charges of counsel to the Payee) of the Payee arising in connection with any consent or waiver granted or requested hereunder or in connection herewith, and any renegotiation, amendment, work-out or settlement of this Note or the indebtedness arising hereunder.

        13. Waiver of Jury Trial and Setoff. The Payor hereby waives trial by jury in any litigation in any court with respect to, in connection with, or arising out of this Note or any instrument or document delivered pursuant to this Note, or the validity, protection, interpretation, collection or enforcement thereof, or any other claim or dispute howsoever arising, between any Payor and the Payee; and the Payor hereby waives the right to interpose any setoff or counterclaim or cross-claim in connection with any such litigation, irrespective of the nature of such setoff, counterclaim or cross-claim except to the extent that the failure so to assert any such setoff, counterclaim or cross-claim would permanently preclude the prosecution of the same.

        14. Consent to Jurisdiction. The Payor hereby irrevocably consents to the nonexclusive jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Note or any document or instrument delivered pursuant to this Agreement.

        15. Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

        16. Entire Agreement. This Note is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Note supersedes all prior agreements and understandings between the parties with respect to such subject matter.

        17. Further Assurances. The Payor shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any governmental authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Note.

                                            BLUEFLY, INC.

                                            By:  /s/ Jonathan Morris
                                                --------------------------------
                                            Name: Jonathan Morris
                                            Title: EVP